UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02351

Western Asset Investment Grade Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2018

WESTERN ASSET

INVESTMENT GRADE INCOME FUND INC. (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that the Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the adviser); up to 20% in other fixed income securities; and not more than 25% in securities restricted as to resale.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Income Fund Inc. for the six-month reporting period ended June 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective March 29, 2018, Western Asset Income Fund changed its name to Western Asset Investment Grade Income Fund Inc. The Fund’s shares of common stock continue to trade under its existing New York Stock Exchange symbol “PAI”. The Fund’s CUSIP, 95766T100, did not change.

In addition, also effective March 29, 2018, the Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the adviser). To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s adviser, will determine which rating it believes best reflects the security’s quality and risk at that time. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test. The Fund’s investment objectives remain unchanged.

Prior to March 29, 2018, the Fund’s investment policies provided that its portfolio be invested as follows: at least 75% in

II	Western Asset Investment Grade Income Fund Inc.

debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other debt securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines. The Fund continues to comply with these policies. For more information, please contact the Fund at 1-888-777-0102.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

Western Asset Investment Grade Income Fund Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended June 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.3%. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s initial reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.1%. The acceleration in GDP growth in the second quarter reflected positive contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, federal government spending and state and local government spending. These were partly offset by negative contributions from private inventory investment and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on June 30, 2018, the unemployment rate was 4.0%, as reported by the U.S. Department of Labor. While the unemployment rate ticked up from 3.8% to 4.0% in June, the increase was largely attributed to an increase in the workforce participation rate. The percentage of longer-term unemployed moved higher during the reporting period. In June 2018, 23.0% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

IV	Western Asset Investment Grade Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet. At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended June 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.52%. The peak for the period of 2.59% occurred on several occasions in May and June 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.85%. The high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.62% during the six-month reporting period ended June 30, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned 0.16% for the six months ended June 30, 2018. The high-yield market posted a modest gain during the first month of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market then rallied in April, was relatively flat in May and moved higher in June 2018.

Performance review

For the six months ended June 30, 2018, Western Asset Investment Grade Income Fund Inc. returned -4.17% based on its net asset value (“NAV”)vi and -10.58% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Indexviii, returned 0.16% and -2.99%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageix returned -2.86% over the same time frame. Please note

Western Asset Investment Grade Income Fund Inc.	V

Investment commentary (cont’d)

that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share. As of June 30, 2018, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$14.41 (NAV)	-4.17	%†
$13.75 (Market Price)	-10.58	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset Investment Grade Income Fund Inc.

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Investment Grade Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

viii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

VIII	Western Asset Investment Grade Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2018 and December 31, 2017, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2018

Total Spread Duration
PAI	— 8.18 years
Benchmark	— 6.97 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Investment Grade Income Fund Inc.

2	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2018

Total Effective Duration
PAI	— 6.90 years
Benchmark	— 7.02 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Investment Grade Income Fund Inc.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 91.3%
Consumer Discretionary — 7.3%
Auto Components — 0.6%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	$740,000	$740,971	(a)
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	439,223
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	184,480
General Motors Co., Senior Notes	5.200%	4/1/45	20,000	18,424
General Motors Co., Senior Notes	6.750%	4/1/46	310,000	344,557
Total Automobiles				986,684
Hotels, Restaurants & Leisure — 0.5%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	160,000	160,800
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	180,000	178,650
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	156,775
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	242,394
Total Hotels, Restaurants & Leisure				738,619
Household Durables — 0.3%
Newell Brands, Inc., Senior Notes	4.200%	4/1/26	480,000	464,160
Media — 5.2%
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	652,272
21st Century Fox America Inc., Senior Notes	7.750%	12/1/45	130,000	183,831
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	420,000	394,013	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	5.375%	5/1/47	350,000	318,940
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	115,250
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	274,942
Comcast Corp., Senior Notes	6.450%	3/15/37	220,000	261,973
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	201,188
Comcast Corp., Senior Notes	6.400%	5/15/38	950,000	1,127,860
Time Warner Cable LLC, Senior Secured Notes	8.750%	2/14/19	690,000	713,131
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	180,000	191,481
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	200,000	227,328
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	10,000	10,691
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	46,665
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	410,000	507,365
UBM PLC, Senior Notes	5.750%	11/3/20	570,000	581,577	(a)
Viacom Inc., Senior Notes	4.875%	6/15/43	30,000	27,157

See Notes to Financial Statements.

4	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Viacom Inc., Senior Notes	5.250%	4/1/44	$50,000	$47,120
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,005,000	(a)
Warner Media LLC, Senior Notes	4.900%	6/15/42	150,000	138,511
Total Media				7,026,295
Total Consumer Discretionary				9,956,729
Consumer Staples — 2.6%
Beverages — 1.5%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	840,000	867,104
Pernod Ricard SA, Senior Notes	5.750%	4/7/21	350,000	371,451	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	758,673	(a)
Total Beverages				1,997,228
Food & Staples Retailing — 0.1%
Kroger Co., Senior Notes	4.650%	1/15/48	90,000	85,316
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	50,000	49,395
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	150,000	143,695
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	244,076
Total Food Products				437,166
Tobacco — 0.7%
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	98,176
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	367,603
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	391,562
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	98,597
Total Tobacco				955,938
Total Consumer Staples				3,475,648
Energy — 17.2%
Energy Equipment & Services — 0.6%
ENSCO International Inc., Senior Notes	7.200%	11/15/27	120,000	109,800
Ensco PLC, Senior Notes	5.200%	3/15/25	250,000	208,438
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	213,894
Petrofac Ltd., Senior Notes	3.400%	10/10/18	310,000	308,837	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	20,000	18,050
Total Energy Equipment & Services				859,019
Oil, Gas & Consumable Fuels — 16.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	577,247
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	460,000	473,679
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	493,744

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	6.900%	9/15/18	$100,000	$100,717
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	207,753
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	157,945
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	89,661
Cenovus Energy, Inc., Senior Notes	5.250%	6/15/37	90,000	89,164
Concho Resources Inc., Senior Notes	4.300%	8/15/28	180,000	180,779
ConocoPhillips, Senior Notes	6.500%	2/1/39	810,000	1,037,687
Continental Resources Inc., Senior Notes	4.375%	1/15/28	280,000	278,897
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	385,882
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	346,309
Devon Energy Corp., Senior Notes	5.000%	6/15/45	270,000	275,678
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	761,090
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	167,587
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	125,191
Energy Transfer Equity LP, Senior Secured Notes	7.500%	10/15/20	250,000	267,187
Energy Transfer Partners LP, Senior Notes	4.200%	9/15/23	860,000	860,573
Enterprise Products Operating LLC, Junior Subordinated Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	540,000	494,341	(b)
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	366,448
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	170,000	158,818
Hess Corp., Senior Notes	7.875%	10/1/29	1,180,000	1,437,469
Hess Corp., Senior Notes	6.000%	1/15/40	300,000	310,026
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	370,000	374,579	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	1,080,000	1,226,932
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	2,000,000	2,424,520
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	200,000	202,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	561,000	(a)
MPLX LP, Senior Notes	4.500%	4/15/38	380,000	352,102
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	430,310
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	153,142
Noble Energy Inc., Senior Notes	4.950%	8/15/47	390,000	391,910
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	640,000	640,800
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	253,200
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	474,075
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	2,635,000	2,585,594
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	186,337
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	324,066
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	470,000	570,431

See Notes to Financial Statements.

6	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	$310,000	$332,014
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	660,000	649,441
Williams Cos Inc., Senior Notes	7.750%	6/15/31	37,000	44,629
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	47,000	56,134
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	789,553
Total Oil, Gas & Consumable Fuels				22,666,641
Total Energy				23,525,660
Financials — 31.4%
Banks — 18.5%
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	345,882	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	400,000	391,619
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	107,000	103,805	(b)
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	375,393
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	368,649
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,222,264
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	277,100	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	485,269
Barclays PLC, Senior Notes (4.338% to 5/16/23 then 3 mo. USD LIBOR + 1.356%)	4.338%	5/16/24	380,000	375,709	(b)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	260,000	258,084	(b)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	240,000	226,922
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	660,000	588,225	(a)(b)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year Swap Rate + 6.314%)	7.625%	3/30/21	330,000	345,262	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	200,000	204,750	(a)(b)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	700,000	688,286	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	416,240	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	354,101
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	278,157
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	797,460
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	400,000	393,895
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	458,926
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	448,634
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	708,000	761,100	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank U.A., Senior Notes	5.250%	5/24/41	$570,000	$639,879
Cooperatieve Rabobank U.A., Senior Notes	5.750%	12/1/43	450,000	504,503
Cooperatieve Rabobank U.A., Senior Notes	5.250%	8/4/45	340,000	356,091
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	560,000	585,200	(a)(b)(c)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,103,700	(a)(b)(c)
DBS Group Holdings Ltd., Subordinated Notes (4.520% to 12/11/23 then USD ICE Swap Rate + 1.590%)	4.520%	12/11/28	200,000	201,835	(a)(b)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	300,000	294,750	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	300,000	288,375	(b)(c)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	210,000	212,360	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	206,488
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	636,496	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	300,000	277,154	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	360,000	311,201	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	690,000	631,848	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	260,000	266,175	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	486,870
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	153,008
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	360,000	366,480	(b)(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	480,000	530,674
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	590,000	628,497	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,360,000	1,710,200	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.892% to 5/18/28 then 3 mo. USD LIBOR + 1.754%)	4.892%	5/18/29	200,000	199,496	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,064,863
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	367,707
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	205,539	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	429,434	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/30/18	1,190,000	1,175,125	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	310,000	286,544

See Notes to Financial Statements.

8	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	$430,000	$449,960
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	580,000	562,543
Total Banks				25,298,727
Capital Markets — 5.3%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	150,000	151,807
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	517,811
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year Swap Rate + 3.455%)	6.250%	12/18/24	1,170,000	1,146,663	(a)(b)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	850,000	842,063
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	279,717
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	666,793
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	270,000	267,816
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	760,885
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	498,690
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	820,000	812,196	(a)
Moody’s Corp, Senior Notes	2.750%	12/15/21	500,000	488,739
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	104,515
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	109,687
Societe Generale SA, Junior Subordinated Notes (6.750% to 4/6/28 then USD 5 year Swap Rate + 3.929%)	6.750%	4/6/28	200,000	183,750	(a)(b)(c)
UBS AG Stamford, CT, Subordinated Notes	7.625%	8/17/22	340,000	376,176
Total Capital Markets				7,207,308
Consumer Finance — 1.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	205,271
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	871,500
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	287,825
Synchrony Financial, Senior Notes	3.700%	8/4/26	856,000	787,720
Total Consumer Finance				2,152,316
Diversified Financial Services — 2.3%
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	220,000	227,637	(a)
ILFC E-Capital Trust I, Senior Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.570%	12/21/65	470,000	440,625	(a)(b)
ILFC E-Capital Trust II, Senior Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.820%	12/21/65	270,000	251,100	(a)(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	133,313
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	209,618
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	704,595	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	$392,000	$389,554	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	217,754	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	500,000	551,576
Total Diversified Financial Services				3,125,772
Insurance — 3.7%
Allstate Corp., Junior Subordinated Notes (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	480,000	536,400	(b)
American International Group Inc., Junior Subordinated Notes (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/87	80,000	82,600	(b)
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	96,519
American International Group Inc., Senior Notes	4.750%	4/1/48	120,000	116,116
Aon PLC, Senior Notes	4.750%	5/15/45	90,000	89,206
AXA SA, Subordinated Notes	8.600%	12/15/30	200,000	256,500
Brighthouse Financial Inc., Senior Notes	3.700%	6/22/27	550,000	489,395
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	181,452
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	230,000	224,825	(a)
Liberty Mutual Group Inc., Senior Notes	7.800%	3/15/37	190,000	224,675	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	609,920	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	257,123	(a)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	1,150,000	1,221,875
Nuveen Finance LLC, Senior Notes	2.950%	11/1/19	210,000	209,248	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	400,000	530,614	(a)
Total Insurance				5,126,468
Total Financials				42,910,591
Health Care — 8.5%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	2.500%	5/14/20	430,000	425,010
AbbVie Inc., Senior Notes	4.700%	5/14/45	180,000	178,725
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000	245,696
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	70,507
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	51,729
Total Biotechnology				971,667
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories, Senior Notes	2.900%	11/30/21	540,000	531,935
Abbott Laboratories, Senior Notes	4.750%	11/30/36	220,000	232,409
Abbott Laboratories, Senior Notes	4.900%	11/30/46	230,000	248,570
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	200,000	194,579
Becton Dickinson & Co., Senior Notes	4.669%	6/6/47	410,000	397,777
Total Health Care Equipment & Supplies				1,605,270

See Notes to Financial Statements.

10	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 5.9%
Anthem Inc., Senior Notes	2.500%	11/21/20	$1,000,000	$983,591
Anthem Inc., Senior Notes	4.375%	12/1/47	50,000	46,325
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	270,000	248,576
CVS Health Corp., Senior Notes	4.100%	3/25/25	940,000	936,382
CVS Health Corp., Senior Notes	4.300%	3/25/28	1,040,000	1,027,884
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,330,000	1,312,285
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	345,768
CVS Health Corp., Senior Notes	5.050%	3/25/48	990,000	1,011,389
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	100,000	100,315
HCA Inc., Senior Secured Notes	5.500%	6/15/47	570,000	524,400
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	113,654
Humana Inc., Senior Notes	4.800%	3/15/47	230,000	237,201
Magellan Health Inc., Senior Notes	4.400%	9/22/24	420,000	412,127
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	170,000	169,217
UnitedHealth Group Inc., Senior Notes	2.950%	10/15/27	620,000	579,240
Total Health Care Providers & Services				8,048,354
Pharmaceuticals — 0.7%
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	190,000	180,284
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	200,000	193,240
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	530,000	551,173	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	31,050
Total Pharmaceuticals				955,747
Total Health Care				11,581,038
Industrials — 5.4%
Aerospace & Defense — 1.3%
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	200,000	188,460
L3 Technologies Inc., Senior Notes	4.400%	6/15/28	440,000	438,827
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	41,639
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	870,000	1,089,424
Total Aerospace & Defense				1,758,350
Airlines — 0.5%
Continental Airlines 1999-1 Class A Pass Through Trust, Senior Secured Notes	6.545%	2/2/19	33,854	34,152	(d)
Continental Airlines 2009-2 Class A Pass Through Trust, Senior Secured Notes	7.250%	11/10/19	134,052	140,598
Continental Airlines 2012-1 Class B Pass Through Trust, Senior Secured Notes	6.250%	4/11/20	83,850	86,116
Continental Airlines Pass Through Trust 1999-2 Class A-1, Senior Secured Notes	7.256%	3/15/20	48,084	49,767

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines 2007-1 Class B Pass Through Trust, Senior Secured Notes	8.021%	8/10/22	$52,258	$57,496
Delta Air Lines 2009-1 Class A Pass Through Trust, Senior Secured Notes	7.750%	12/17/19	82,257	86,620
US Airways 2012-1 Class A Pass Through Trust, Senior Secured Notes	5.900%	10/1/24	248,880	266,914
Total Airlines				721,663
Commercial Services & Supplies — 1.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	133,917
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	348,364
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	600,000	600,750	(a)
Waste Management Holdings Inc., Senior Notes	7.100%	8/1/26	260,000	315,441
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	334,207
Total Commercial Services & Supplies				1,732,679
Construction & Engineering — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	840,416
Industrial Conglomerates — 1.3%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	710,000	700,238	(b)(c)
General Electric Co., Senior Notes	6.875%	1/10/39	716,000	908,344
General Electric Co., Subordinated Notes	5.300%	2/11/21	138,000	144,426
Total Industrial Conglomerates				1,753,008
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	229,241
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	4.500%	9/10/48	40,000	40,829
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	299,336
Total Road & Rail				340,165
Total Industrials				7,375,522
Information Technology — 3.2%
Communications Equipment — 0.4%
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	266,070
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	217,961
Total Communications Equipment				484,031
IT Services — 0.4%
DXC Technology Co., Senior Notes	7.450%	10/15/29	420,000	510,301

See Notes to Financial Statements.

12	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	4.900%	7/29/45	$130,000	$145,204
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	40,000	37,302
Total Semiconductors & Semiconductor Equipment				182,506
Software — 1.1%
Microsoft Corp., Senior Notes	4.250%	2/6/47	970,000	1,031,516
salesforce.com Inc., Senior Notes	3.700%	4/11/28	500,000	497,031
Total Software				1,528,547
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	321,493
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	620,000	629,486	(a)
HP Inc., Senior Notes	4.650%	12/9/21	310,000	321,593
Seagate HDD Cayman, Senior Notes	4.250%	3/1/22	420,000	414,660
Total Technology Hardware, Storage & Peripherals				1,687,232
Total Information Technology				4,392,617
Materials — 7.3%
Chemicals — 1.3%
Dow Chemical Co., Senior Notes	7.375%	11/1/29	800,000	999,428
Ecolab Inc., Senior Notes	5.500%	12/8/41	80,000	94,410
Syngenta Finance NV, Senior Notes	4.892%	4/24/25	230,000	225,832	(a)
Syngenta Finance NV, Senior Notes	5.182%	4/24/28	230,000	222,560	(a)
Syngenta Finance NV, Senior Notes	5.676%	4/24/48	200,000	187,638	(a)
Total Chemicals				1,729,868
Containers & Packaging — 0.4%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	350,000	354,935	(a)
WestRock RKT Co., Senior Notes	4.450%	3/1/19	230,000	232,343
Total Containers & Packaging				587,278
Metals & Mining — 5.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	250,000	264,897	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	800,000	807,000	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	500,000	466,213	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	55,649
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	201,547
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	112,453
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	470,000	510,890	(a)(b)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	230,000	232,731	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	57,150
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	666,981

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	$430,000	$485,237	(a)
Glencore Finance Canada, Ltd., Senior Notes	5.550%	10/25/42	150,000	150,517	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	560,000	529,556	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	158,368	(a)
Northwest Acquisitions ULC/Dominion Finco, Inc., Secured Notes	7.125%	11/1/22	380,000	380,000	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	155,752
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	466,763
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,294,600
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	370,000	370,074
Total Metals & Mining				7,366,378
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	30,000	30,234
Georgia-Pacific LLC, Senior Notes	7.375%	12/1/25	250,000	304,781
Total Paper & Forest Products				335,015
Total Materials				10,018,539
Real Estate — 0.7%
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Homes 4 Rent LP, Senior Notes	4.250%	2/15/28	170,000	163,120
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	250,000	239,375
Washington Prime Group LP, Senior Notes	5.950%	8/15/24	220,000	212,310
Total Equity Real Estate Investment Trusts (REITs)				614,805
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	339,293
Total Real Estate				954,098
Telecommunication Services — 5.2%
Diversified Telecommunication Services — 3.4%
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	333,937
AT&T Inc., Senior Notes	5.350%	9/1/40	30,000	29,372
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	191,225
AT&T Inc., Senior Notes	5.450%	3/1/47	50,000	49,255
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	269,069
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	330,000	472,430
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	262,482
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	72,319
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,905,843
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	135,000	134,072	(a)
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	730,000	767,754

See Notes to Financial Statements.

14	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	$139,000	$131,349
Total Diversified Telecommunication Services				4,619,107
Wireless Telecommunication Services — 1.8%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,000,358
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	50,000	51,063	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	330,000	344,025
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	353,387
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	298,040
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	490,000	490,480
Total Wireless Telecommunication Services				2,537,353
Total Telecommunication Services				7,156,460
Utilities — 2.5%
Electric Utilities — 2.5%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	227,999
Duke Energy Corp., Senior Notes	3.750%	9/1/46	420,000	371,471
Enel Finance International NV, Senior Notes	2.875%	5/25/22	300,000	286,108	(a)
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	301,299
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	830,000	1,078,185
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	500,000	449,860
Pacific Gas & Electric Co., Senior Notes	6.050%	3/1/34	130,000	140,745
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	390,000	608,323
Total Utilities				3,463,990
Total Corporate Bonds & Notes (Cost — $119,052,075)				124,810,892
Sovereign Bonds — 4.5%
Argentina — 2.3%
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	370,000	342,713
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	120,000	106,050
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	690,000	562,781
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	150,000	121,800
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	150,000	113,027
Provincia de Buenos Aires/Argentina, Senior Notes	9.125%	3/16/24	1,220,000	1,177,300	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	740,000	666,303	(a)
Total Argentina				3,089,974

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Canada — 0.7%
Province of Quebec Canada, Senior Notes, Step Bond	7.970%	7/22/36	$650,000	$1,011,371
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	610,000	628,574	(a)
Indonesia — 0.3%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	440,000	395,015
Mexico — 0.2%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	360,000	322,560
Panama — 0.1%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	210,000	204,225
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	440,000	403,801	(a)
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	70,000	68,075
Total Sovereign Bonds (Cost — $6,327,857)				6,123,595
Municipal Bonds — 1.4%
Alabama — 0.2%
Alabama Economic Settlement Authority, BP Settlement Revenue	3.163%	9/15/25	310,000	307,381
California — 0.8%
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America Bonds	7.618%	8/1/40	650,000	959,972
University of California Revenue, Taxable	4.062%	5/15/33	150,000	152,901
Total California				1,112,873
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	179,353
Illinois — 0.3%
State of Illinois, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	330,968
Total Municipal Bonds (Cost — $1,909,052)				1,930,575

			Shares
Preferred Stocks — 0.3%
Financials — 0.3%
Capital Markets — 0.2%
Carlyle Group LP	5.875%		10,775	253,428
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	5.533%		5,725	128,956	(b)
Total Preferred Stocks (Cost — $412,443)				382,384

See Notes to Financial Statements.

16	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.2%
GoldenTree Loan Opportunities Ltd., 2015-10AD, (3 mo. USD LIBOR +3.350%) (Cost — $244,625)	5.709%	7/20/27	$250,000	$251,314	(a)(b)
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds (Cost — $201,094)	3.000%	2/15/48	200,000	200,715
Total Investments — 97.8% (Cost — $128,147,146)				133,699,475
Other Assets in Excess of Liabilities — 2.2%				2,965,219
Total Net Assets — 100.0%				$136,664,694

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued using significant unobservable inputs (Note 1).

Abbreviations used in this schedule:
GO	— General Obligation
ICE	— Intercontinental Exchange
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate

At June 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	9	9/18	$1,901,828	$1,906,453	$4,625
U.S. Treasury 5-Year Notes	53	9/18	6,009,624	6,021,711	12,087
U.S. Treasury Ultra Long-Term Bonds	12	9/18	1,910,375	1,914,750	4,375
					21,087
Contracts to Sell:
U.S. Treasury 10-Year Notes	86	9/18	10,340,011	10,336,125	3,886
U.S. Treasury Long-Term Bonds	95	9/18	13,646,691	13,775,000	(128,309)
					(124,423)
Net unrealized depreciation on open futures contracts					$(103,336)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

June 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost $128,147,146)	$133,699,475
Cash	206,444
Interest receivable	1,832,495
Receivable for securities sold	1,629,388
Deposits with brokers for open futures contracts	286,248
Prepaid expenses	8,351
Other assets	13,944
Total Assets	137,676,345

Liabilities:
Distributions payable	545,265
Payable for securities purchased	382,752
Investment management fee payable	58,049
Payable to broker — variation margin on open futures contracts	5,242
Directors’ fees payable	1,099
Accrued expenses	19,244
Total Liabilities	1,011,651
Total Net Assets	$136,664,694

Net Assets:
Par value ($0.01 par value; 9,482,901 shares issued and outstanding; 20,000,000 shares authorized)	$94,829
Paid-in capital in excess of par value	131,848,472
Undistributed net investment income	1,054,223
Accumulated net realized loss on investments and futures contracts	(1,781,823)
Net unrealized appreciation on investments and futures contracts	5,448,993
Total Net Assets	$136,664,694

Shares Outstanding	9,482,901

Net Asset Value	$14.41

See Notes to Financial Statements.

18	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income:
Interest from unaffiliated investments	$3,641,037
Interest from affiliated investments	6,627
Dividends	11,440
Total Investment Income	3,659,104

Expenses:
Investment management fee (Note 2)	373,112
Legal fees	58,567
Franchise taxes	25,095
Audit and tax fees	22,308
Transfer agent fees	18,132
Fund accounting fees	14,504
Shareholder reports	12,407
Directors’ fees	7,048
Stock exchange listing fees	6,219
Custody fees	395
Miscellaneous expenses	5,432
Total Expenses	543,219
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	531,219
Net Investment Income	3,127,885

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	589,961
Futures contracts	694,274
Net Realized Gain	1,284,235
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(10,341,432)
Futures contracts	(95,411)
Change in Net Unrealized Appreciation (Depreciation)	(10,436,843)
Net Loss on Investments and Futures Contracts	(9,152,608)
Decrease in Net Assets From Operations	$(6,024,723)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017	2018	2017

Operations:
Net investment income	$3,127,885	$6,457,319
Net realized gain	1,284,235	314,042
Change in net unrealized appreciation (depreciation)	(10,436,843)	7,172,510
Increase (Decrease) in Net Assets From Operations	(6,024,723)	13,943,871

Distributions to Shareholders From (Note 1):
Net investment income	(3,271,601)	(6,535,922)
Decrease in Net Assets From Distributions to Shareholders	(3,271,601)	(6,535,922)

Fund Share Transactions:
Reinvestment of distributions (0 and 13,390 shares issued, respectively)	—	205,947
Increase in Net Assets From Fund Share Transactions	—	205,947
Increase (Decrease) in Net Assets	(9,296,324)	7,613,896

Net Assets:
Beginning of period	145,961,018	138,347,122
End of period*	$136,664,694	$145,961,018
*Includes undistributed net investment income of:	$1,054,223	$1,197,939

See Notes to Financial Statements.

20	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$15.39	$14.61	$13.84	$14.84	$14.45	$15.04

Income (loss) from operations:
Net investment income	0.33	0.68	0.70	0.70	0.73	0.73
Net realized and unrealized gain (loss)	(0.96)	0.79	0.76	(1.01)	0.35	(0.63)
Total income (loss) from operations	(0.63)	1.47	1.46	(0.31)	1.08	0.10

Less distributions from:
Net investment income	(0.35) [3]	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Total distributions	(0.35)	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)

Net asset value, end of period	$14.41	$15.39	$14.61	$13.84	$14.84	$14.45

Market price, end of period	$13.75	$15.76	$14.31	$13.02	$13.45	$13.17
Total return, based on NAV[4,5]	(4.17)%	10.27%	10.76%	(2.21)%	7.57%	0.73%
Total return, based on Market Price[6]	(10.58)%	15.31%	15.44%	1.88%	7.44%	(6.47)%

Net assets, end of period (millions)	$137	$146	$138	$131	$140	$137

Ratios to average net assets:
Gross expenses	0.78%[7]	0.76%	0.77%	0.76%	0.73%	0.75%
Net expenses[8]	0.76 [7]	0.74	0.75	0.74	0.71	0.73
Net investment income	4.46 [7]	4.53	4.87	4.82	4.87	5.02

Portfolio turnover rate	20%	50%	50%	42%	38%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Income Fund Inc. (the “Fund”) (formerly Western Asset Income Fund) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company. The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

Effective March 29, 2018, the Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser). To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, the Fund’s investment adviser will determine which rating it believes best reflects the security’s quality and risk at that time. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. The Fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test. The Fund’s investment objectives remain unchanged.

Prior to March 29, 2018, the Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other debt securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines. The Fund continues to comply with these policies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at

22	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$7,341,370	$34,152	$7,375,522
Other corporate bonds & notes	—	117,435,370	—	117,435,370
Sovereign bonds	—	6,123,595	—	6,123,595
Municipal bonds	—	1,930,575	—	1,930,575
Preferred stocks:
Financials	$253,428	128,956	—	382,384
Asset-backed securities	—	251,314	—	251,314
U.S. government & agency obligations	—	200,715	—	200,715
Total investments	$253,428	$133,411,895	$34,152	$133,699,475
Other financial instruments:
Futures contracts	24,973	—	—	24,973
Total	$278,401	$133,411,895	$34,152	$133,724,448

24	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$128,309	—	—	$128,309

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event

26	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% if the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $4,511 of federal excise taxes attributable to calendar year 2017 in March 2018.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., (“Legg Mason”) pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2018, fees waived and/or expenses reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

28	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,800,127	$269,758
Sales	26,528,913	730,734

At June 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$128,147,146	$7,804,889	$(2,252,560)	$5,552,329
Futures contracts	—	24,973	(128,309)	(103,336)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$24,973

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$128,309

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$694,274

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(95,411)

During the six months ended June 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$7,484,742
Futures contracts (to sell)	18,822,542

5. Distributions subsequent to June 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/22/2018	7/02/2018	$0.0575
7/20/2018	8/01/2018	$0.0575
8/24/2018	9/04/2018	$0.0575
9/21/2018	10/01/2018	$0.0575

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2018, the Fund did not repurchase any shares.

7. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a

30	Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report

cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended June 30, 2018. The following transactions were effected in shares of such companies for the six months ended June 30, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2018
		Cost	Shares	Cost	Shares
Western Asset Governement Cash Management Portfolio LLC	$1,100,244	$13,207,091	13,207,091	$14,307,335	14,307,335	—	$6,627	—	—

8. Capital loss carryforward

As of December 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$(227,490)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $2,712,412, which have no expiration date, must be used first to offset any such gains.

Western Asset Investment Grade Income Fund Inc. 2018 Semi-Annual Report	31

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 14, 2018. Of the 9,482,901 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Robert Abeles, Jr.	7,792,386	360,178
Anita L. DeFrantz	7,793,481	359,083
Ronald L. Olson	7,812,036	340,528
Avedick B. Poladian	7,747,356	405,208
William E. B. Siart	7,680,556	472,008
Jaynie M. Studenmund	7,794,089	358,475
Jane Trust	7,794,409	358,155

32	Western Asset Investment Grade Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Western Asset Investment Grade Income Fund Inc.	33

Dividend reinvestment plan (unaudited) (cont’d)

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

34	Western Asset Investment Grade Income Fund Inc.

Western Asset

Investment Grade Income Fund Inc.

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Jenna Bailey

Identity Theft Protection Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment advisers

Western Asset Management Company, LLC* Western Asset Management Company Limited

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP 100 East Pratt Street Baltimore, MD 21202

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600 Louisville, KY 40202

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Income Fund Inc.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012841 8/18 SR18-3416

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: August 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 27, 2018